Lord Abbett  Mid-Cap Value Fund

                                            1998 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                            Designed to provide you with
                                            capital appreciation from a stock
                                            portfolio of mid-sized companies

                                    [LOGO](R)

Report to Shareholders
For the Fiscal Year Ended December 31, 1998

[PHOTO OMITTED]


/s/ Robert S. Dow
------------------------
ROBERT S. DOW
CHAIRMAN

January 8, 1999

"We believe the mid-cap sector will benefit in 1999 as investors shift away from the higher valuation levels that currently exist among large-cap stocks."

Lord Abbett Mid-Cap Value Fund completed its fiscal year on December 31, 1998, with aggregate net assets of $406.9 million. Below is an overview of class-specific data during that period.

                                             Fiscal Year Ended December 31, 1998
                                             -----------------------------------
                                     Class A     Class B     Class C     Class P
--------------------------------------------------------------------------------
Net asset value                      $ 13.31     $ 13.17     $ 13.16     $ 13.25
Total return*                         -0.45%      -1.20%      -1.28%      -0.97%

What A Year!

January through December 1998 was as difficult a period as we can remember for value investing in the mid-cap universe. High volatility and a strong performance bias toward larger-capitalization and high-expectation growth stocks characterized the year. While your Fund performed well during the first half, the second half of 1998 was a different story: the financial panic of the third quarter hit mid- and small-cap value companies harder than the rest of the market. Investors seeking to raise cash aggressively sold the shares of mid-sized and smaller companies across all industry groups regardless of the fundamental outlook. These companies are our bread and butter -- the companies where value manifests itself most readily, as the chart on page 1 shows.

To Infinity and Beyond

What surprised us most during 1998 was the speculative frenzy born out of the panic. Whipsawed investors have raced back into the stocks of companies perceived to have the highest (if yet distant and vaguely defined) growth opportunities such as Yahoo, Ebay and other internet stocks. While many of our portfolio holdings snapped back during the fourth quarter, performance in the mid-cap segment of the market was heavily concentrated in technology companies whose valuations and market action we do not find attractive from a risk/reward standpoint. It is currently a sector where we are not willing to risk your hard-earned capital.

Staying the Course with Our Long-Term Investment Strategy

While we are disappointed with our short-term performance, we recognize that the market goes through these phases and that we are best served by sticking to what we do best. We will remain focused on finding companies that we believe offer the best mix of attractive valuation and improving fundamentals in the mid-capitalization sector. That sector includes companies with equity market capitalizations ranging from $500 million to $5 billion. We believe that our bottom-up, value-oriented style of stock selection, which emphasizes solid fundamental research, will continue to lead us to timely investments as it has in the past.

Looking Forward

The economy continues to slow, and the financial markets have shown increased volatility over concerns regarding earnings shortfalls and evidence of a global credit crunch. However, our expectation for the U.S. economy at this time is not recession, but rather that we have reached an inflection point of slower growth. Given this backdrop, we remain optimistic regarding the Fund's future prospects. We believe we have a well-positioned collection of attractively valued companies with excellent outlooks. We believe the mid-cap sector will benefit in 1999 as investors shift away from the higher valuation levels that currently exist among large-cap stocks. As always, we will continue to invest with the goal of minimizing downside risk while maintaining attractive upside potential.

We remain committed to helping you achieve your long-term financial goals. Thank you for including Lord Abbett Mid-Cap Value Fund in your investment portfolio.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

The Mid-Cap Advantage

The table below illustrates the wide discrepancy between today's valuation of ultra-large capitalization stocks, as measured by the 50 largest market cap stocks and S&P 500 and those of mid-cap stocks, as represented by the S&P Mid-Cap 400. This valuation advantage is even greater when comparing these benchmarks with the Lord Abbett Mid-Cap Value Fund.

                    50 Largest
                    Market                                          Lord Abbett
                    Capitalization     S&P 500      S&P Mid-Cap     Mid-Cap
                    Stocks*            Index**      400 Index+      Value Fund++
--------------------------------------------------------------------------------
Price/Earnings      27.3x              23.7x        17.9x           14.2x
Price/Book           7.0x               4.7x         2.9x            1.9x

      All prices and data as of 12/31/98. The portfolio is actively managed and the Fund's attributes will differ over time. Price/Earnings Ratio (P/E) is the price of a stock divided by its earnings per share estimated for the next full fiscal year. Price/Book Ratio is the price of a stock divided by its stockholders' equity per share.

*     Based on data from Compustat, FactSet Data Systems.

** The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. Based on data from Compustat, FactSet Data Systems.

+ The S&P MidCap 400 Index is comprised of 400 widely held common stocks chosen for their mid-cap size and industry characterizations.

      Based on data from Compustat, FactSet Data Systems.

++    Based on data from Compustat, FactSet Data Systems.

      The indices are unmanaged and are not available for investment.

Average Annual Total Returns

Average annual compounded total returns for periods ended 12/31/98. Assumes deduction of the Class A share 5.75% maximum sales charge, with all distributions reinvested.

                                              Class A
-----------------------------------------------------
1 year:                                        -6.20%
5 years:                                      +12.80%
10 years:                                     +13.16%
Since Inception:                              +12.75%

Portfolio Data(1)

Top Ten Holdings                         Top Ten Sectors

Holding                     %TNA(2)      Sector                          %TNA(2)
--------------------------------------------------------------------------------
Plantronics Inc.             4.23%       Consumer Non-Cyclicals          26.92%
Tricon Global Restaurants    3.51%       Consumer Cyclicals              13.42%
Ball Corp.                   2.81%       Utilities                       16.59%
Niagara Mohawk Power Corp.   2.58%       Finance                          9.80%
Universal Foods Corp.        2.36%       Technology                       9.33%
Northeast Utilities          2.36%       Basic Industry                   8.28%
Adobe Systems                2.30%       Capital Goods                    3.26%
Safety Kleen Corp.           2.26%       Multi Industry                   2.26%
Humana, Inc.                 2.22%       Cash and Short-term Investments  2.92%
Corn Products Int'l, Inc.    2.09%

(1)   The Fund's portfolio is actively managed and is subject to change.

(2)   Percent of total net assets.

      The past performance of the Fund is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Value of a Managed Equity Portfolio

The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 3.1% per year. Over this time frame, the 5.9% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 13.4% per year to $351,481(1).

There is no doubt that when it comes to saving for near-term obligations, CDs are important. But when investing for long-term goals, such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.

Cumulative Total
Returns Over
10 Years

The Fund:   251.48%
CDs:          77.9%
Inflation:    36.0%

Growth of $100,000: 12/31/88-12/31/98

                               [GRAPHIC OMITTED]

(1) The Fund's results reflect the deduction of the Class A share reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested. The Fund's initial cap maximum sales charge is 5.75%.

(2)   Source: Lipper Analytical Services, Inc.

Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.

Important Information

Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A shares. Results for periods from May 1, 1997 onward relate to Class A shares. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor llc at 800-874-3733 (or your investment professional) and ask for the Fund's current prospectus. If used as sales material after 3/31/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor llc, the Fund's transfer agent, the Fund's custodian and other providers of services critical to the Fund all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Statement of Net Assets
December 31, 1998

                                    Investments                                                            Shares     Market Value
==================================================================================================================================
Investments in Common Stocks 97.08%
==================================================================================================================================
Aerospace 1.34%                    *Orbital Sciences Corp.-A space and information systems company that designs, manufactures, operates and markets a broad range of affordable space-technology products and satellite-based
                                    services                                                              123,200     $  5,451,600
----------------------------------------------------------------------------------------------------------------------============
Auto Parts 1.83%                    Snap-on, Inc.-Manufacturer and distributor of hand tools and
                                    diagnostic equipment for the automotive industry                      100,000        3,481,250
                                    Standard Products Co.-Manufactures plastic and rubber products
                                    for the automotive and appliance industries                           195,000        3,973,125
                                    Total                                                                                7,454,375
----------------------------------------------------------------------------------------------------------------------============
Banks: Regional 1.35%               Cullen/Frost Bankers-Leading Texas bank                               100,000        5,487,500
----------------------------------------------------------------------------------------------------------------------============
Chemical: Specialty 5.39%           Crompton & Knowles Corp.-Specialty chemicals and plastic
                                    processing equipment manufacturer                                     375,000        7,757,813
                                    Morton International Inc.-Producer of specialty chemicals and
                                    salt                                                                  255,000        6,247,500
                                   *Polymer Group Inc.-Major global manufacturer of non-woven
                                    materials                                                             800,000        7,950,000
                                    Total                                                                               21,955,313
----------------------------------------------------------------------------------------------------------------------============
Communications Equipment 4.23%     *Plantronics, Inc.-Leading supplier of communication headset
                                    products and services to users and providers worldwide                200,000       17,200,000
----------------------------------------------------------------------------------------------------------------------============
Computer: Software 2.30%            Adobe Systems Inc.-Developer of computer software products            200,000        9,350,000
----------------------------------------------------------------------------------------------------------------------============
Containers 2.81%                    Ball Corp.-Leading manufacturer of aluminum, plastic and steel
                                    containers for the beverage and food industries                       250,000       11,437,500
----------------------------------------------------------------------------------------------------------------------============
Drugs/Health Care Products 2.77%   *Med Partners Inc.-Leading physician practice management company     1,100,000        5,775,000
                                    Mylan Laboratories Inc.-Leading producer of prescription
                                    generic drugs and brand-name dermatological products                  175,000        5,512,500
                                    Total                                                                               11,287,500
----------------------------------------------------------------------------------------------------------------------============
Electric Power 13.66%               Firstenergy Corp.-Major Midwestern electric utility holding
                                    company                                                               220,000        7,163,750
                                    Illinova Corp.-Major midwestern electric utility holding
                                    company                                                               190,000        4,750,000
                                    Ipalco Enterprises Inc.-Major midwestern electric utility
                                    holding company                                                       150,000        8,315,625
                                    LG&E Energy Corp.-Electric and gas utility                            160,000        4,530,000
                                   *Niagara Mohawk Power Corp.-Electric and gas utility                   650,000       10,481,250
                                   *Northeast Utilities-Major northeastern electric utility
                                    company                                                               600,000        9,600,000
                                    Sierra Pacific Resources-Western electric, water and gas
                                    utility holding company                                               100,000        3,800,000
                                    SCANA Corp.-Major southeastern electric and gas utility
                                    holding company                                                       215,000        6,933,750
                                    Total                                                                               55,574,375
----------------------------------------------------------------------------------------------------------------------============
Electronics: Equipment 1.16%        Varian Associates, Inc.-Manufactures analytical instruments,
                                    semiconductor equipment, medical and industrial equipment             125,000        4,734,375
----------------------------------------------------------------------------------------------------------------------============
Food 8.04%                          Corn Products International, Inc.-Leading refiner of corn and
                                    other grains                                                          280,000        8,505,000
                                    Dean Foods Co.-Major producer of dairy foods, canned and
                                    frozen vegetables                                                     180,000        7,346,250

Statement of Net Assets
December 31, 1998

Investments                                                                                                Shares     Market Value
==================================================================================================================================
                                    Dreyer's Grand Ice Cream Inc.-Ice cream manufacturer and
                                    distributor                                                            95,000     $  1,436,875
                                    Ibp Inc.-Processor of beef and pork                                   200,000        5,825,000
                                    Universal Foods Corp.-Manufacturer of yeast, flavorings,
                                    colorants and dried spices for the food industry                      350,000        9,603,125
                                    Total                                                                               32,716,250
----------------------------------------------------------------------------------------------------------------------============
Health-Care Products 3.50%         *Acuson Corp.-Manufacturer of medical diagnostic ultrasound
                                    imaging systems                                                       510,000        7,586,250
                                   *St. Jude Medical Inc.-A leading manufacturer of artificial
                                    heart valves                                                          240,000        6,645,000
                                    Total                                                                               14,231,250
----------------------------------------------------------------------------------------------------------------------============
Health-Care Services 7.20%         *Humana Inc.-Major U.S. provider of managed-health plans               506,000        9,013,125
                                    Landamerica Financial Group Inc.-Title insurance company              100,000        5,581,250
                                   *Sierra Health Services-Managed health plans in Nevada, Texas
                                    and Northeast; workers compensation                                   300,000        6,318,750
                                   *Trigon Healthcare Inc. Class A-Provider of managed health
                                    plans in Virginia                                                     225,000        8,395,313
                                    Total                                                                               29,308,438
----------------------------------------------------------------------------------------------------------------------============
Insurance: Life 2.93%              *MONY Group Inc.-Major U.S. life insurer                               203,850        6,383,053
                                    Reliastar Financial Corp.-Insurance holding company
                                    specializing in life insurance and group annuity contracts            120,000        5,535,000
                                    Total                                                                               11,918,053
----------------------------------------------------------------------------------------------------------------------============
Insurance: Property & Casualty      Ace Ltd.-Insurance holding company specializing in property
5.53%                               and casualty coverage                                                 200,000        6,887,500
                                    CMAC Investment Corp.-Major private mortgage insurance provider       110,000        5,053,125
                                   *Exel Ltd. Class A-Excess liability insurer                             50,000        3,750,000
                                    Transatlantic Holdings Inc.-International property and
                                    casualty reinsurer                                                     90,000        6,800,625
                                    Total                                                                               22,491,250
----------------------------------------------------------------------------------------------------------------------============
Machinery: Diversified 1.92%       *Coltec Industries Inc.-Diversified manufacturer of aerospace,
                                    defense and automotive products                                       400,000        7,800,000
----------------------------------------------------------------------------------------------------------------------============
Miscellaneous 1.93%                 Jostens Inc.-Produces class rings, yearbooks and recognition
                                    products for schools and businesses                                   300,000        7,856,250
----------------------------------------------------------------------------------------------------------------------============
Natural Gas Distribution 2.93%      Eastern Enterprises-Natural gas distributor in Massachusetts          150,000        6,562,500
                                    Southwest Gas Corp.-Natural gas distributor in Arizona and
                                    Nevada                                                                200,000        5,375,000
                                    Total                                                                               11,937,500
----------------------------------------------------------------------------------------------------------------------============
Natural Gas Diversified 1.75%       Dynegy Inc.-Major U.S. marketer of natural gas, natural gas
                                    liquids, crude oil and electricity                                    650,000        7,109,375
----------------------------------------------------------------------------------------------------------------------============
Office Equipment/Supplies 1.65%    *Cabletron Sys Inc.-Manufactures, markets and installs network
                                    connectivity hardware and software                                    800,000        6,700,000
----------------------------------------------------------------------------------------------------------------------============
Oil Well Equipment/Service .99%    *COFLEXIP S.A. Sponsored ADR-World leader in design, manufacture and installation of flexible pipe for offshore petroleum
                                    transportation                                                        125,000        4,015,625
----------------------------------------------------------------------------------------------------------------------============
Oil: Domestic Integrated 4.48%      Amerada Hess Corp.-Oil and gas exploration, production and
                                    refining                                                              115,000        5,721,250
                                    Kerr-McGee Corp.-Oil and gas exploration and production,
                                    refining and chemicals                                                150,000        5,737,500
                                    Ultramar Diamond Shamrock Corp.-Refiner and marketer of
                                    petroleum products                                                    280,000        6,790,000
                                    Total                                                                               18,248,750
----------------------------------------------------------------------------------------------------------------------============
Paper and Forest Products 2.88%    *Buckeye Technologies Inc.-Producer of specialty cellulose pulp        300,000        4,481,250
                                    Unisource Worldwide Inc.-Distributor of printing and imaging
                                    supplies in North America                                           1,000,000        7,250,000
                                    Total                                                                               11,731,250
----------------------------------------------------------------------------------------------------------------------============
Reits & Finance 1.62%               Healthcare Realty Trust Inc.-Healthcare facility real estate
                                    investment trust                                                      294,806        6,577,859
----------------------------------------------------------------------------------------------------------------------============
Restaurants 3.51%                  *Tricon Global Restaurants Inc.-Major operator of fast food
                                    restaurants                                                           285,000       14,285,625
----------------------------------------------------------------------------------------------------------------------============
Retail 3.63%                       *Consolidated Stores Corp.-Major U.S. retailer specializing in
                                    closeouts and toys                                                    225,000        4,542,187
                                   *Nine West Group Inc.-Designs, sources and markets at retail
                                    and wholesale womens footwear                                         335,000        5,213,437
                                   *Officemax Inc.-Major operator of office product superstores           410,000        5,022,500
                                    Total                                                                               14,778,124
----------------------------------------------------------------------------------------------------------------------============
Retail: Department and              Dillard's Inc.-Southwestern department store chain                    170,000        4,823,750
Merchandise 2.16%                  *Saks Inc.-Major U.S. department store operator                        125,200        3,951,625
                                    Total                                                                                8,775,375
                                    ----------------------------------------------------------------------------------============

Statement of Net Assets
December 31, 1998

                                                                                                        Shares or
Investments                                                                                      Principal Amount     Market Value
==================================================================================================================================
Toys 1.33%                          Hasbro Inc.-Major U.S. manufacturer of toys and games                 150,000     $  5,418,750
----------------------------------------------------------------------------------------------------------------------============
Waste Management 2.26%              Safety-Kleen Corp.-Largest hazardous waste management company
                                    in North America                                                      650,000        9,181,250
----------------------------------------------------------------------------------------------------------------------============
                                    Total Investments in Common Stocks (Cost $326,849,977)                             395,013,512
==================================================================================================================================
Other Assets, Less Liabilities 2.92%
==================================================================================================================================
Short-term Investment               Koch Industries, Inc. Discount Notes 5.30% due 1/4/1999
                                    (Cost $11,393,287)                                                    11,400M       11,393,287
                                    ----------------------------------------------------------------------------------============
Cash and Receivables, Net of
Liabilities                                                                                                                499,197
----------------------------------------------------------------------------------------------------------------------============
                                    Total Other Assets, Less Liabilities                                                11,892,484
==================================================================================================================================
Net Assets 100.00%                                                                                                    $406,905,996
==================================================================================================================================
                                    Class A Shares-Net asset value ($367,836,386 / 27,641,376
                                    shares outstanding)                                                                     $13.31
                                    Maximum offering price (Class A shares)                                                 $14.12
                                    Class B Shares-Net asset value ($27,319,285 / 2,074,363 shares
                                    outstanding)                                                                            $13.17
                                    Class C Shares-Net asset value ($11,749,375 / 892,654 shares
                                    outstanding)                                                                            $13.16
                                    Class P Shares-Net asset value ($950 / 71.681 shares
                                    outstanding)                                                                            $13.25

      The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.

*     Non-income producing security.

      See Notes to Financial Statements.


Statement of Operations

Investment Income                                              Year Ended December 31, 1998
===========================================================================================
Income        Dividends                                    $   5,539,621
              Interest                                           383,025
              Total income                                                    $   5,922,646
              -----------------------------------------------------------------------------
Expenses      Management fee                                   2,693,928
              12b-1 distribution plan-Class A                    886,417
              12b-1 distribution plan-Class B                    175,424
              12b-1 distribution plan-Class C                     78,451
              Shareholder servicing                              557,653
              Reports to shareholders                             96,938
              Professional                                        61,426
              Registration                                        71,421
              Other                                               27,946
              Total expenses before reductions                 4,649,604
                                                           ================================
              Expense reductions                                 (28,509)
              Total expenses                                                      4,621,095
              -----------------------------------------------------------------------------
              Net investment income                                               1,301,551
              -----------------------------------------------------------------------------
Realized and Unrealized Gain (loss) on Investments
===========================================================================================
Realized gain from investment transactions
              Proceeds from sales                            170,888,843
              Cost of investments sold                       154,494,535
              -----------------------------------------------------------------------------
              Net realized gain                               16,394,308
              -----------------------------------------------------------------------------
Unrealized depreciation of investments                       (21,076,685)
-------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                           (4,682,377)
-------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                          $  (3,380,826)
===========================================================================================

      See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                 Year Ended  December 31,
Increase in Net Assets                                                                           1998               1997
========================================================================================================================
Operations    Net investment income                                                     $   1,301,551      $   1,955,734
              Net realized gain from investment transactions                               16,394,308         45,271,868
              Net unrealized appreciation (depreciation) of investments                   (21,076,685)        32,524,523
              Net increase (decrease)in net assets resulting from operations               (3,380,826)        79,752,125
              ----------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                        --             63,709
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income-Class A                                                        --         (4,640,263)
              Net investment income-Class B                                                        --            (16,865)
              Net investment income-Class C                                                        --            (10,681)
              Net realized gain from investment transactions-Class A                               --        (70,221,872)
              Net realized gain from investment transactions-Class B                               --           (684,709)
              Net realized gain from investment transactions-Class C                               --           (433,661)
              Total distributions                                                                  --        (76,008,051)
              ----------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sale of shares                                            127,473,361         46,415,746
              Net asset value of shares issued in reinvestment of net investment
              income and realized gain from investment transactions                                --         69,433,618
              Total                                                                       127,473,361        115,849,364
              ----------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                   (60,422,158)       (33,569,347)
              ----------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions               67,051,203         82,280,017
              ----------------------------------------------------------------------------------------------------------
Increase in net assets                                                                     63,670,377         86,087,800
------------------------------------------------------------------------------------------------------------------------
Net Assets    Beginning of year                                                           343,235,619        257,147,819
              ----------------------------------------------------------------------------------------------------------
              End of year (including undistributed (distributions in excess of) net
              investment income of $941,011 and $(1,047,804), respectively)             $ 406,905,996      $ 343,235,619
              ==========================================================================================================

              See Notes to Financial Statements.

Financial Highlights

                                                                                                                  Class A Shares
                                                                ------------------------------------------------------------------
                                                                                                          Year Ended December 31,
Per Share Operating Performance:                                  1998           1997            1996          1995         1994
==================================================================================================================================
Net asset value, beginning of year                              $13.37         $13.29          $12.18        $11.25       $12.65
----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment income                                        .05(e)         .08             .13          .162          .18
      Net realized and unrealized gain(loss) on investments       (.11)          3.61            2.19         2.383        (.545)
      Total from investment operations                            (.06)          3.69            2.32         2.545        (.365)
      ----------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                          --           (.23)           (.16)         (.17)        (.16)
      Distributions from net realized gain                          --          (3.38)          (1.05)       (1.445)       (.875)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                    $13.31         $13.37          $13.29        $12.18       $11.25
----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  (0.45)%        31.53%(c)       21.22%        26.09%       (3.27)%
==================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(f)                                                 1.16%          1.25%(c)        1.22%+        1.27%        1.12%
      Net investment income                                        .39%          0.74%(c)        1.12%         1.48%        1.53%
      ============================================================================================================================

                                                               Class B Shares                 Class C Shares      Class P Shares
                                                   --------------------------------------------------------------------------------
                                                   Year Ended       5/1/97(b)     Year Ended       5/1/97(b)           1/1/98(b)
Per Share Operating Performance:                     12/31/98     to 12/31/97       12/31/98     to 12/31/97         to 12/31/98
===================================================================================================================================
Net asset value, beginning of period                   $13.33          $12.14         $13.33          $12.14              $13.38
-----------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations
     Net investment (income) (loss)                      (.05)(e)          --(c)        (.05)(e)          --(c)              .02(e)
     Net realized and unrealized gain (loss) on
     investments                                         (.11)           3.27           (.12)           3.27                (.15)
     Total from investment operations                    (.16)           3.27           (.17)           3.27                (.13)
     ------------------------------------------------------------------------------------------------------------------------------
     Distributions
     Dividends from net investment income                  --            (.05)            --            (.05)                 --
     Distributions from net realized gain                  --           (2.03)            --           (2.03)                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $13.17          $13.33         $13.16          $13.33              $13.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a))                                        (1.20)%         27.51%(d)      (1.28)%         27.51%(d)           (0.97)%
===================================================================================================================================
     Ratios to Average Net Assets:
     Expenses(f)                                         1.92%           1.29%(d)       1.92%           1.28%(d)            1.37%
     Net investment (income) (loss)                      (.35)%         (0.15)%(d)      (.35)%         (0.13)%(d)            .20%
     ==============================================================================================================================

                                                                                                            Year Ended December 31,
Supplemental Data for All Classes:                                    1998          1997          1996          1995          1994
===================================================================================================================================
     Net assets, end of year (000)                                $406,906      $343,236      $257,148      $227,149      $190,788
     Portfolio turnover rate                                         46.58%        56.96%        38.88%        41.42%        57.49%
     ==============================================================================================================================

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b)   Commencement of operations of respective Class shares.

(c)   Amounts less than $0.01.

(d)   Not annualized.

(e)   Calculated using average shares outstanding during the period.

(f) The ratios for 1998 include expenses paid through an expense offset arrangement.

      See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) Prior to January 1, 1998, the Company followed the accounting practice known as equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective January 1, 1998, the company discontinued the use of equalization. Undistributed net investment income of $775,620, representing accumulated equalization at December 31, 1997, was transferred to paid-in-capital. Such reclassification had no effect on net assets, results of operations or net asset value per share. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor llc ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1,1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares.

Distributor received $331,389 representing payment of commissions on sales of Class A shares after deducting $2,030,873 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At December 31, 1998, undistributed net realized gain for financial reporting purposes aggregated $16,336,150.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

Distributions declared on January 20, 1999 and paid on January 28, 1999 to shareholders of record on January 20, 1999 were as follows:

                                                      Rate per         Aggregate
Net Investment Income                                    Share            Amount
--------------------------------------------------------------------------------
Class A                                                  $0.05        $1,370,441
--------------------------------------------------------------------------------
Class P                                                  $0.02           $   526
--------------------------------------------------------------------------------

                                                      Rate per         Aggregate
Capital Gains                                            Share            Amount
--------------------------------------------------------------------------------
Class A                                                  $0.54       $14,800,761
--------------------------------------------------------------------------------
Class B                                                  $0.54       $ 1,118,575
--------------------------------------------------------------------------------
Class C                                                  $0.54        $  486,341
--------------------------------------------------------------------------------
Class P                                                  $0.54         $  14,193
--------------------------------------------------------------------------------

4. Capital The Company has authorized 150 million shares of $.001 par value capital stock designated as follows: Class A-105 million shares, Class B-15 million shares, Class C-15 million shares and Class P-15 million shares. Paid in capital amounted to $321,465,300 at December 31, 1998. Transactions in shares of capital stock were as follows:


                                      Year Ended                     Year Ended
                               December 31, 1998              December 31, 1997
                      ----------------------------------------------------------
Class A                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------
Sales of shares        6,679,081    $ 89,842,339     2,714,070    $  37,708,782

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                  --              --     5,431,935       68,327,594

Total                  6,679,081      89,842,339     8,146,005      106,036,376
--------------------------------------------------------------------------------
Shares reacquired     (4,048,822)    (54,443,261)   (2,480,990)     (33,318,181)

Increase               2,630,259    $ 35,399,078)    5,665,015    $  72,718,195
--------------------------------------------------------------------------------

                                                                    May 1, 1997
                                                               (Commencement of
                                      Year Ended    operations of Class shares)
                               December 31, 1998           to December 31, 1997
                       ---------------------------------------------------------
Class B                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------
Sales of shares        1,915,350    $ 26,070,405       359,887    $   5,284,991

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                  --              --        52,392          675,859

Total                  1,915,350      26,070,405       412,279        5,960,850
--------------------------------------------------------------------------------
Shares reacquired       (247,290)     (3,182,255)       (5,976)         (87,713)

Increase               1,668,060    $ 22,888,150)      406,303    $   5,873,137
--------------------------------------------------------------------------------

Notes to Financial Statements

                                                                    May 1, 1997
                                                               (Commencement of
                                      Year Ended    operations of Class shares)
                               December 31, 1998           to December 31, 1997
                       ---------------------------------------------------------
Class C                   Shares          Amount        Shares           Amount
--------------------------------------------------------------------------------
Sales of shares          848,457    $ 11,559,761       233,963    $   3,421,973

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                  --              --        33,345          430,165

Total                    848,457      11,559,761       267,308        3,852,138
--------------------------------------------------------------------------------
Shares reacquired       (212,341)     (2,796,591)      (10,770)        (163,453)

Increase                 636,116    $  8,763,170)      256,538    $   3,688,685
--------------------------------------------------------------------------------

                                                                January 1, 1998
                                                               (Commencement of
                                                    operations of Class shares)
                                                           to December 31, 1998
                                                    ----------------------------
Class P                                                 Shares           Amount
--------------------------------------------------------------------------------
Sales of shares                                             76             $856

Shares issued to shareholders in reinvestment of
net investment income and realized gain from
investment transactions                                      -                -

Total                                                       76              856
--------------------------------------------------------------------------------
Shares reacquired                                           (4)             (51)

Increase                                                    72             $805
--------------------------------------------------------------------------------

5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $231,758,370 and $170,888,843, respectively.

As of December 31, 1998, unrealized appreciation based on cost for federal income tax purposes aggregated $68,163,535, of which $86,822,438 related to appreciated securities and $18,658,903 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at December 31, 1998, under a deferred compensation plan, were approximately $279,616.

7. Expense Reduction TheCompany has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

8. Line of Credit The Company along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at December 31, 1998, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 12, 1999

Copyright (C) 1999 by Lord Abbett Mid-Cap Value Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

      Investing in the
Lord Abbett
            Family of Funds

----------------------------------------------------------------------------------------------------------------------------
GROWTH
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      INCOME
----------------------------------------------------------------------------------------------------------------------------
Aggressive      Growth Funds      Growth &           Balanced Fund     Income Funds         Tax-Free         Money
Growth Fund                       Income Funds                                              Income Funds     Market Fund

Developing      Alpha Fund        Affiliated Fund    Balanced Fund     High Yield Fund      o National       U.S. Government
Growth Fund                                                                                 o California     Securities
                Global Equity     Growth &                             Bond-Debenture       o Connecticut    Money Market
                Fund              Income Fund                          Fund                 o Florida        Fund**+
                                                                                            o Georgia
                Growth            Large-Cap                            Global Income        o Hawaii
                Opportunities     Research Fund                        Fund                 o Michigan
                Fund                                                                        o Minnesota
                                                                       Limited Duration     o Missouri
                International                                          U.S. Government      o New Jersey
                Fund                                                   Securities Fund**    o New York
                                                                                            o Pennsylvania
                Mid-Cap                                                U.S. Government      o Texas
                Value Fund                                             Securities Fund**    o Washington

                Small-Cap                                              World Bond-
                Value Fund*                                            Debenture Fund

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the Funds covered by this report.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to more than 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement
Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder
Service Line: 800-865-7582

Visit Our Web Site:
http://www.lordabbett.com

* The Lord Abbett Small-Cap Value Fund Classes A, B and C are closed to new investors.

** An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------       LAMCVF-2-1298
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (2/99)